UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

Albertsons Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-205546	47-5579477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd, Boise, ID	83706
(Address of Principal Executive Offices)	(Zip Code)

(208) 395-6200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD.

As previously announced by Albertsons Companies, Inc. (the “Company”) on July 20, 2018, outside counsel to the Company received a letter (the “Original Minority Holders’ Letter”) from a law firm purporting to represent in excess of 45% of the outstanding principal amount of the 7.25% Senior Debentures due February 2031 (the “2031 Safeway Notes”) issued by the Company’s wholly-owned subsidiary, Safeway Inc. (“Safeway”). On July 23, 2018, the Company and Safeway responded to the Original Minority Holders’ Letter. A copy of the Company’s initial response letter was previously furnished as Exhibit 99.1 with the Company’s Current Report on Form 8-K dated July 23, 2018. On October 16, 2018, the Company received a second letter (the “Second Minority Holders’ Letter”) from the same law firm which then purported to represent approximately 48.6% of the outstanding principal amount of the 2031 Safeway Notes. On October 22, 2018, the Company and Safeway responded to the Second Minority Holders’ Letter. A copy of the Company’s second response letter was previously furnished as Exhibit 99.1 with the Company’s Current Report on Form 8-K dated October 23, 2018.

On October 25, 2018, the Company received a third letter (the “Third Minority Holders’ Letter”). On October 26, 2018, the Company and Safeway responded to the Third Minority Holders’ Letter. A copy of the Company’s third response letter is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Third Response Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc. (Registrant)

October 26, 2018	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President and General Counsel